CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. Gallagher, Chief Financial Officer of QSound Labs, Inc., do hereby certify that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the information contained in the Annual Report on Form 20-F for the year ended December 31, 2006 of QSound Labs, Inc. and filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations on QSound Labs, Inc.

/s/ David J. Gallagher

David J. Gallagher

Chief Financial Officer

March 23, 2007